Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13a-14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Schoeneck, certify that:

1.             I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of Depomed, Inc.; and

2.             Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

December 18, 2015

	By:	/s/ James A. Schoeneck
James A. Schoeneck
Chief Executive Officer